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                                                                   EXHIBIT 10.25

                                 VENCOR, INC.

                          1997 STOCK OPTION PLAN FOR
                            NON-EMPLOYEE DIRECTORS
                            ----------------------


ARTICLE 1.  PURPOSE

     The purpose of this 1997 Stock Option Plan for Non-Employee Directors is to promote the interests of Vencor, Inc., its subsidiaries and stockholders, by allowing the Company to attract and retain highly qualified non-employee directors by permitting them to obtain or increase their proprietary interest in the Company.

ARTICLE 2.  DEFINITIONS AND CONSTRUCTION

     2.1 Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Cause" shall mean, unless otherwise defined in an Option Agreement, a felony conviction of a Non-Employee Director or the failure of a Non-Employee Director to contest prosecution for a felony, or a Non-Employee Director's willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

     (c) "Change in Control" shall mean any of the following events:

          (1) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any Person immediately after which such Person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) ("Beneficial Ownership and/or Beneficially Owned") of 20% or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A Non-Control Acquisition shall mean an acquisition by (i) the Company or any Subsidiary, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);

          (2) The individuals who, as of December 31, 1996, are members of the Board ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any
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new director was approved by a vote of at least a majority of the Incumbent
Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened election contest (as described in Rule 14a-11 promulgated under the Exchange Act) ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board ("Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (3)  Approval by stockholders of the Company of:

               (A) A merger, consolidation or reorganization involving the Company, unless such is a Non-Control Transaction. For purposes of the Plan, the term "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company in which:

                    (i) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power of the voting securities of the corporation resulting from such merger or consolidation or reorganization ("Surviving Corporation") over which any Person has Beneficial Ownership in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                    (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation; and

                    (iii) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 20% or more of the then outstanding Voting Securities) has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

               (B)  A complete liquidation or dissolution of the Company; or

               (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

          (4) Any other event that the Committee shall determine constitutes an effective Change in Control of the Company.

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     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person ("Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (e) "Committee" shall mean the Committee provided for in Section 5.1.

     (f) "Company" shall mean Vencor, Inc., a Delaware corporation.

     (g) "Disability" shall mean the total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, or, if none, a physical or mental infirmity which the Committee determines impairs the Participant's ability to perform substantially his or her duties for a period of 180 consecutive days.

     (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (i) "Fair Market Value" of the Shares shall mean, as of any applicable date, the closing sale price of the Shares on the New York Stock Exchange or any national or regional stock exchange in which the Shares are traded, or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the New York Stock Exchange or a national or regional stock exchange, the fair market value of the Shares as of a particular date shall be determined by such method as shall be determined by the Committee.

     (j) "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company or any Subsidiary.

     (k) "Option" shall mean an option granted to an Optionee pursuant to the Plan.

     (l) "Option Agreement" shall mean a written agreement between the Company and an Optionee evidencing the granting of an Option and containing terms and conditions concerning the exercise of the Option.

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     (m) "Optionee" shall mean a Non-Employee Director who has been granted an
Option or the personal representative, heir or legatee of an Optionee who has the right to exercise the Option upon the death of the Optionee.

     (n) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     (o) "Plan" shall mean this 1997 Stock Option Plan for Non-Employee Directors, as the same may be amended from time to time.

     (p) "Shares" shall mean the shares of the Company's common stock, par value $.25 per share.

     (q) "Subsidiary" shall mean, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities or equity interest is owned directly or indirectly by such company.

     2.2 Gender and Number. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

     2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3.  SHARES SUBJECT TO THE PLAN

     The stock to be offered under the Plan shall be the Shares, which Shares may be unissued Shares or treasury Shares. Subject to the adjustments provided for in Section 6, the aggregate number of Shares to be delivered upon exercise of all Options granted under the Plan shall not exceed 200,000 Shares. Shares subject to, but not delivered under, an Option terminating or expiring for any reason prior to its exercise in full shall be deemed available for Options to be granted thereafter during the term of the Plan.

ARTICLE 4.  TERMS AND CONDITIONS OF OPTIONS

     4.1 Non-Discretionary Grants. On January 1 of each year during the term of the Plan, each Non-Employee Director who is elected a director at the preceding annual meeting of shareholders and who is acting as a director on January 1, shall receive a grant of an Option for 3,000 Shares having the following terms and conditions:

          (a) The exercise price of the Option shall be equal to 100% of the Fair Market Value of the Shares on the date the Option is granted.

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          (b)  The term of the Option shall be ten years from the date of grant unless sooner terminated as provided herein.

          (c) The Option shall be exercisable in four equal annual installments, with the first installment becoming exercisable on the first anniversary of the date of grant of the Option. Notwithstanding the provisions of this Section 4.1, upon a Change in Control or the retirement of the director, the Optionee shall have the right to exercise the Option in full as to all Shares subject to the Option.

     4.2  Termination of Option.

          (a) If the Optionee ceases to be a director of the Company for any reason other than death, Disability, retirement or removal for Cause, the Option shall terminate three months after the Optionee ceases to be a director of the Company (unless the Optionee dies during such period), or on the Option's expiration date, if earlier, and shall be exercisable during such period after the Optionee ceases to be a director of the Company only with respect to the number of Shares which the Optionee was entitled to purchase on the day preceding the day on which the Optionee ceased to be a director.

          (b) If the Optionee ceases to be a director of the Company because of removal for Cause, the Option shall terminate on the date of the Optionee's removal.

          (c) In the event of the Optionee's death, Disability or retirement while a director of the Company, or the Optionee's death within three months after the Optionee ceases to be a director (other than by reason of removal for Cause), the Option shall terminate upon the earlier to occur of (A) 12 months after the date of the Optionee's death, Disability or retirement, or (B) the Option's expiration date. The Option shall be exercisable during such period after the Optionee's death or Disability with respect to the number of Shares as to which the Option shall have been exercisable on the date preceding the Optionee's death or Disability, as the case may be. In the event of the retirement of the director, the Option shall be fully exercisable during such period.

     4.3 Restrictions on Transferability of Option. The Option shall not be transferable by the Optionee otherwise than by bequest or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee; provided, however, that the Optionee may, subject to any restrictions under Section 16(b) of the Exchange Act, transfer the Options to
(i) the Optionee's spouse or lineal descendants ("Immediate Family Members"),
(ii) trusts for the exclusive benefit of such Optionee and/or his Immediate Family Members, or (iii) a partnership or limited liability company in which such Optionee and/or his Immediate Family Members are the only partners or members, as applicable; provided that (a) there may be no consideration for any such transfer and (b) subsequent transfers of any transferred Option shall be prohibited other than by bequest or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan (excluding Section 4.2) the term "Optionee" shall be deemed to refer to the transferee. Notwithstanding the above, the

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provisions of Section 4.2 concerning the termination of an Option shall continue to be applied with respect to the original Optionee. Any transferred Option shall be exercisable by the transferee only to the extent, and for the periods, specified in the Option Agreement.

     4.4 Payment of Exercise Price. The exercise price shall be paid in cash at the time of exercise, except that in lieu of all or part of the cash, the Optionee may tender to the Company Shares already owned by the Optionee having a Fair Market Value equal to the exercise price, less any cash paid. The Fair Market Value of such tendered Shares shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised.

     4.5 Option Agreement. Each Option shall be evidenced by an Option Agreement which shall set forth the number of Shares for which the Option was granted, the provisions set forth in this Article 4 relating to the Option and such other terms and conditions consistent with the Plan.

ARTICLE 5.  ADMINISTRATION

     5.1 The Committee. The Plan is designed to operate automatically and not require any significant administration. To the extent administration is required, the Plan shall be administered by a Committee appointed by the Board which shall include two or more directors of the Company or the entire Board. The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute a quorum, and the decision of the majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. No discretion concerning decisions under the Plan shall be afforded to a person who is not a "disinterested person." All decisions, determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final. To the extent required by law and Rule 16b-3 promulgated under the Exchange Act, the Committee may delegate its authority hereunder.

     5.2 Section 16 Compliance. It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

ARTICLE 6.  ADJUSTMENTS UPON CHANGE IN CAPITALIZATION

     Notwithstanding the limitations set forth in Article 3, in the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of the Company affecting the Shares, the Committee shall make an

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appropriate and equitable adjustment in the maximum number of Shares available under the Plan or to any one individual and in the number, kind and exercise price of Shares subject to Options granted under the Plan to prevent dilution or enlargement of the rights of Non-Employee Directors under the Plan and outstanding Options.

ARTICLE 7.  AMENDMENTS AND DISCONTINUANCE

     7.1 In General. Except as provided in Section 7.2, the Board may discontinue, amend, modify or terminate the Plan at any time.

     7.2 Section 16(b) Compliance. To the extent required to meet the conditions for exemption from Section 16(b) of the Exchange Act or the requirements of any national securities exchange or system on which the Shares are then listed or reported or a regulatory body having jurisdiction with respect thereto, without the approval of the stockholders of the Company, no amendment, modification or termination may:

          (a) materially increase the benefits accruing to Non-Employee Directors under the Plan;

          (b) increase the total number of Shares which may be issued under the Plan, except as provided in Article 6; or

          (c) materially modify the eligibility requirements to receive an Option under the Plan.

     Furthermore, to the extent required to meet the conditions for exemption from Section 16(b) of the Exchange Act, no amendment which would change the amount, price or timing of Option grants, other than to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended (to which the Plan is not currently subject), or the rules and regulations promulgated thereunder, shall be made more than once every six months.

     7.3 No Effect on Outstanding Options. Any Option which is outstanding under the Plan at the time of the Plan's amendment or termination shall remain in effect in accordance with its terms and conditions and those of the Plan as in effect when the Option was granted.

ARTICLE 8.  MERGER, CONSOLIDATION, ETC.

     8.1 Conversion on Certain Mergers. In the event the Company merges or consolidates with another corporation, or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation issues shares of its stock to the Company's stockholders in connection with the merger, consolidation or acquisition, the surviving or acquiring corporation shall adopt the Plan. Following such adoption, the Optionee shall, at no additional cost (other than the exercise price), be entitled to receive upon the exercise of an Option, in lieu of the number of Shares to which such Option is then exercisable, the number and class of stock or other securities to which the Optionee would

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have been entitled pursuant to the terms of the merger, consolidation or acquisition if immediately prior thereto the Optionee had been the holder of record of a number of Shares equal to the number of Shares as to which the Option shall then be exercisable.

     8.2 No Conversion on Other Mergers. In the event that the Company merges or consolidates with another corporation, or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation does not issue shares of its stock to the Company's stockholders in connection with the merger, consolidation or acquisition, then, notwithstanding any other provision of the Plan to the contrary, no Option may be exercised after the effective date of the merger, consolidation or acquisition.

ARTICLE 9.  EFFECTIVE DATE AND TERMINATION OF THE PLAN

     9.1 Effective Date. The Plan shall become effective upon adoption by the Board. The Plan shall be rescinded and all Options granted hereunder shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Shares present or represented and entitled to vote on the Plan at a stockholders' meeting.

     9.2 Termination Date. The Plan shall terminate on the earliest to occur of (i) the date when all of the Shares available under the Plan shall have been acquired through the exercise of Options granted under the Plan; (ii) 10 years after the date of adoption of the Plan by the Board; or (iii) such earlier date as the Board may determine.

ARTICLE 10.  NO RIGHT TO RE-ELECTION

     Neither the Plan, nor any action taken under the Plan, shall be construed as conferring upon a Non-Employee Director any right to continue as a director of the Company, to be renominated by the Board or re-elected by the stockholders of the Company.

ARTICLE 11.  INDEMNIFICATION

     No member of the Board or the Committee, nor any officer or employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

ARTICLE 12.  GOVERNING LAW

     The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of Delaware without regard to its conflict of laws rules.

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     IN WITNESS WHEREOF, this 1997 Stock Option Plan for Non-Employee Directors has been executed by the Company as of the 31st day of December, 1996, being the date the Plan was adopted by the Board.


                                VENCOR, INC.



                                By: /s/ W. Bruce Lunsford
                                   -------------------------------------
                                Title: Chairman of the Board, President
                                       ---------------------------------
                                       and Chief Executive Officer
                                       ---------------------------------

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